UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 18, 2011 (January 10, 2011)

CHINA POWER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34230	22-3969766
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 12, Gongyuan Road
Kaifeng City, Henan Province 475002
People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 378 299 6222
(Registrant’s telephone number, including area code)

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

The Company is filing this Amendment No.1 to Form 8-K in response to comments from the Staff of the Securities and Exchange Commission to clarify when the Company's current independent registered public accounting firm will be dismissed.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On January 10, 2011, the board of directors of China Power Technology, Inc. (the “Company”) voted to approve the appointment of Ernst & Young Hua Ming (“EY”) as its independent registered public accounting firm for the fiscal year ending December 31, 2011, subject to acceptance of the appointment by EY. EY is in the process of undertaking its client acceptance review procedures. The Company’s current independent registered public accounting firm, Bernstein & Pinchuk LLP (“B&P”), will continue to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010 and through the completion of its audit of the Company’s year-end consolidated financial statements for that year. The Company will dismiss B&P when B&P has completed its audit of the Company's consolidated financial statements for 2010, pending EY's acceptance of the engagement as the Company's independent registered public accounting firm for 2011. The Company will file an amendment to this Current Report on Form 8-K following the dismissal of B&P, which amendment will contain an Exhibit 16 letter.

B&P’s report on the Company’s consolidated financial statements for the years ended December 31, 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since B&P’s engagement on June 1, 2010 through today's date as the Company’s independent registered public accounting firm, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&P, would have caused B&P to make reference to the subject matter of the disagreements in its report as described in Item 304(a)(1)(iv) of Regulation S-K. There have also been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K since B&P’s engagement on June 1, 2010 through today's date.

A letter from B&P, addressed to the SEC, stating that it agrees with the statements made herein is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2008 and 2009 and any subsequent interim period through today’s date, neither the Company nor anyone on its behalf consulted with EY regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was either the subject of a disagreement, as provided in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as provided in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to U.S. Securities and Exchange Commission from Bernstein & Pinchuk LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA POWER TECHNOLOGY, INC.

Date: January 18, 2011

/s/ Honghai Zhang
Name: Honghai Zhang
Title: Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

16.1	Letter to U.S. Securities and Exchange Commission from Bernstein & Pinchuk LLP